EXHIBIT 24

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ Karen T. Beckwith
Karen T. Beckwith
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ H. B. Conlon
H. B. Conlon
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ Ruth M. Crowley
Ruth M. Crowley
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ Ronald R. Harder
Ronald R. Harder
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ William R. Hutchinson
William R. Hutchinson
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ Richard T. Lommen
Richard T. Lommen
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ John C. Meng
John C. Meng
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ J. Douglas Quick
J. Douglas Quick
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ Jack C. Rusch
Jack C. Rusch
Director

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the “Corporation”), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of State Financial Services Corp.

Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of April, 2005.

/s/ John C. Seramur
John C. Seramur
Director